                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                       Community Central Bank Corporation
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of security to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     (3)  Filing Party:
          ______________________________________________________________________

     (4)  Date Filed:
          ______________________________________________________________________

                       COMMUNITY CENTRAL BANK CORPORATION
                              120 NORTH MAIN STREET
                             MOUNT CLEMENS, MI 48043

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 2008

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of COMMUNITY CENTRAL BANK CORPORATION will be held at the Best Western Concorde Inn, 44315 Gratiot Avenue, Clinton Township, Michigan, on Tuesday, April 15, 2008, at 9:00 a.m., for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect three directors each for a three-year term, as detailed in the accompanying proxy statement.

     2. OTHER BUSINESS. To transact such other business as may properly be brought before the annual meeting, or any adjournment or postponement of the meeting. As of the date of this proxy statement, the Board of Directors of the Corporation is not aware of any such other business.

     Only those stockholders of record at the close of business on Monday, February 25, 2008, shall be entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.

     To ensure that your shares are represented at the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy, which is solicited on behalf of the Corporation's Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.

By Order of the Board of Directors,


/s/ David A. Widlak
-------------------------------------
David A. Widlak
President and Chief Executive Officer

Dated: March 24, 2008

                       COMMUNITY CENTRAL BANK CORPORATION
                              120 NORTH MAIN STREET
                             MOUNT CLEMENS, MI 48043

                                 PROXY STATEMENT

     This proxy statement is furnished to stockholders of Community Central Bank Corporation in connection with the solicitation of proxies by its Board of Directors for use at the Corporation's annual meeting of stockholders and at any and all adjournments or postponements of the meeting. The annual meeting of stockholders is being held on Tuesday, April 15, 2008, at 9:00 a.m., at the Best Western Concorde Inn, 44315 Gratiot Avenue, Clinton Township, Michigan. These proxy materials are first being mailed to our stockholders on or about March 24, 2008. Community Central Bank Corporation is referred to as the "Corporation" throughout this document. Certain of the information provided herein relates to Community Central Bank, a wholly owned subsidiary of the Corporation, which is referred to in this proxy statement as the "Bank."

     The Board of Directors, in accordance with the bylaws of the Corporation, has fixed the close of business on February 25, 2008, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and at any and all adjournments and postponements of the meeting. At the close of business on the record date, the Corporation had 3,732,081 shares of common stock outstanding, with each outstanding share entitled to one vote. A majority of the outstanding shares will constitute a quorum at the meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise. Unless the proxy is revoked, the shares represented by it will be voted at the annual meeting or any adjournment of the meeting. You may revoke your proxy before it is voted at the annual meeting by (i) submitting a new proxy with a later date; (ii) notifying the Corporation's Secretary at the above address that you revoke your previously submitted proxy; or (iii) voting in person at the annual meeting.

     The entire cost of soliciting proxies will be borne by the Corporation. Proxies may be solicited by mail or by directors, officers, or regular employees of the Corporation or its subsidiary, in person, by telephone or by other forms of communication. The Corporation will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of common stock of the Corporation.

     Shares held in "street name" by a broker, bank or other nominee, as the record holder of the shares, are required to be voted in accordance with instructions from the beneficial owner of the shares. If no instructions are provided to the nominee, the nominee will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is considered a "discretionary" item and, therefore, the broker, bank or other nominee may vote shares without instructions from the beneficial owner.

     THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MANAGEMENT'S DIRECTOR NOMINEES.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP

     The following table presents information regarding the beneficial ownership of the Corporation's common stock as of February 25, 2008, the voting record date for the annual meeting, by each of the directors and director nominees of the Corporation, each of the executive officers named in the summary compensation table on page 11, and all directors and executive officers of the Corporation as a group. The persons named in the following table have sole voting and investment powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each person named in the table, except where otherwise indicated, is the same address as the Corporation. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of the Corporation. As of February 25, 2008, the Corporation had 3,732,081 shares of common stock outstanding, with each share entitled to one vote.

                                                             Amount and Nature
                                                               of Beneficial      Percent of
                Name of Beneficial Owner                       Ownership (1)     Common Stock
----------------------------------------------------------   -----------------   ------------
Gebran S. Anton, Director ................................        188,798             5.06
Joseph Catenacci, Director ...............................        162,951             4.37
Salvatore Cottone, Director ..............................        196,777(2)          5.27
Celestina Giles, Director ................................         28,673(3)             *
Joseph F. Jeannette, Director ............................        172,776(4)          4.63
James T. Mestdagh, Director ..............................            676                *
Dean S. Petitpren, Chairman of the Board .................        254,993             6.83
John W. Stroh, III, Director .............................         17,983(5)             *
David A. Widlak, President, CEO and Director .............        124,965(6)          3.30
Ray T. Colonius, Treasurer and CFO .......................         68,176             1.80
Sam A. Locricchio, EVP and Sr. Loan Officer of the Bank ..         20,146                *
All directors and executive officers of the
   Corporation as a group (11 persons) ...................      1,236,914            32.05

----------
(1) Includes shares of Corporation common stock held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares of common stock the group member may be deemed to have sole or shared voting and/or investment powers. Also includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days after February 25, 2008, pursuant to the exercise of stock options: Mr. Widlak - 52,428 shares; Mr. Colonius - 56,044 shares; Mr. Locricchio - 18,221 shares and all directors and executive officers as a group - 126,693 shares.

(2) Includes 107,124 shares owned solely by Mr. Cottone's spouse and 3,070 shares held as custodian for his grandchildren under the UGMA.

(3)  Includes 10,168 shares owned solely by Mrs. Giles' spouse.

(4) Includes 30,025 shares held in trusts for the benefit of Mr. Jeannette's children for which he is the trustee.

(5)  Includes 6,563 shares owned solely by Mr. Stroh's spouse.

(6)  Includes 717 shares owned solely by Mr. Widlak's spouse.

     The table below shows the beneficial ownership of the Corporation's common stock held by each person who was known by the Corporation to own beneficially more than 5% of the Corporation's common stock as of February 25, 2008 and not otherwise reported in the table above. To the best of the Corporation's knowledge, no other person owns more than 5% of the Corporation's outstanding common stock.

        Name and Address           Amount and Nature of    Percent of
       of Beneficial Owner         Beneficial Ownership   Common Stock
--------------------------------   --------------------   ------------
Tontine Financial Partners, L.P.        352,230(1)            9.4%
Tontine Management, L.L.C.
Jeffrey L. Gendell
   55 Railroad Avenue, 3rd Floor
   Greenwich, CT 06830

----------
(1) Based on information in a Schedule 13G, dated February 1, 2008, filed by Tontine Financial Partners, L.P. ("TFP"), a Delaware limited partnership, Tontine Management, L.L.C. ("TM"), a Delaware limited liability company which is the general partner of TFP, and Jeffrey L. Gendell, who is the managing partner of TM. TFP, TM and Mr. Gendell have reported shared voting and shared dispositive power over all of the reported shares.

                              ELECTION OF DIRECTORS

GENERAL

     The Corporation's articles of incorporation provide that the number of directors, as determined from time to time by the Board of Directors, shall be no less than six and no more than 15. The articles of incorporation further provide that the directors shall be divided into three classes, with each class serving a staggered three-year term and with the number of directors in each class being as nearly equal as possible.

     Our Board of Directors currently consists of nine members, with one-third of the directors being elected annually.

     The Board of Directors, based on the recommendation of the nominating committee, has nominated Gebran S. Anton, Joseph F. Jeannette and John W. Stroh, III, each for a three-year term expiring at the Corporation's 2011 annual meeting of stockholders, and upon election and qualification of their successors. Each of the nominees is presently a director of the Corporation whose term expires at the April 15, 2008 annual meeting of stockholders. The affirmative vote of a plurality of the votes cast is required for the nominees to be elected. This means that the nominees with the most affirmative votes are elected to fill the available seats. Accordingly, votes withheld have no effect on the election of directors. THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MANAGEMENT'S DIRECTOR NOMINEES.

     On October 26, 2007, the Board of Directors expanded the size of the board from eight to nine and appointed James T. Mestdagh to fill the new seat. Mr. Mestdagh was appointed to the class of directors whose terms expire in 2010. There were no arrangements or understandings pursuant to which Mr. Mestdagh was selected as a director. The other members of the Board will continue in office in accordance with their previous elections until the expiration of their terms at the Corporation's 2009 or 2010 annual meetings of stockholders.

     It is the intention of the persons named in the enclosed proxy to vote the proxy for the election of the three nominees. The proposed nominees for election as directors are willing to be elected and serve; however, in the event that any nominee at the time of election is unable to serve or is otherwise unavailable for election, the Board of Directors may select a substitute nominee, and in that event the persons named in the enclosed proxy intend to vote the proxy for the person so selected. If a substitute nominee is not selected, the proxy will be voted for the election of the remaining nominees.

INFORMATION ABOUT DIRECTORS AND NOMINEES AS DIRECTORS

     The following table presents certain information about the director nominees and continuing directors of the Corporation. All of the directors listed are also directors of the Bank. Each of the directors has held the principal occupation listed in the table below for at least the past five years, except as specifically indicated otherwise.

                                                                          Has Served
                                                                        as a Director     Year When Term
                   Name, Age, Principal Occupation                          Since       of Office Expires
---------------------------------------------------------------------   -------------   -----------------
                               NOMINEES
Gebran S. Anton, 75 .................................................        1996              2011
   Co-owner; Anton, Zorn & Associates (Commercial & Industrial
      Real Estate Brokerage)
   Sole member; Anton Management Group, LLC. (Real Estate Management)

Joseph F. Jeannette, 63 .............................................        1996              2011
   Retired Assistant Director; Utica Community Schools

John W. Stroh, III, 48 ..............................................        2005              2011
   Chairman/CEO; The Stroh Companies (Investments)

                    DIRECTORS REMAINING IN OFFICE

Salvatore Cottone, 67 ...............................................        1996              2010
   President; Resco, Inc. (Real Estate Development)
   Chairman of the Board of the Bank

James T. Mestdagh, 43 ...............................................        2007              2010
   President; Landquest Properties, Inc. (Real Estate)

Dean S. Petitpren, 65 ...............................................        1996              2010
   President; Petitpren, Inc. (Beer Distribution)
   Chairman of the Board of the Corporation

Joseph Catenacci, 72 ................................................        1996              2009
   Chief Operating Officer; John Carlo, Inc. (Highway and Heavy
      Construction)

Celestina Giles, 60 .................................................        2006              2009
   Retired

David A. Widlak, 59 .................................................        1999              2009
   President and CEO of the Corporation

                        BOARD MEETINGS, BOARD COMMITTEES
                        AND CORPORATE GOVERNANCE MATTERS

     Attendance at Board, Committee and Annual Stockholders' Meetings. The Corporation's Board of Directors conducted ten meetings during fiscal 2007. The Board of Directors of the Bank, the Corporation's principal operating subsidiary, conducted ten meetings during fiscal 2007. Each director attended at least 75% of the (i) Corporation's Board meetings and any committees on which he or she served and (ii) Bank's Board meetings and any committees on which he or she served. In addition, all of our Board members are expected to attend the Corporation's annual meeting of stockholders, although the Corporation does not have any written policy as to Board members' attendance at the annual meeting of stockholders. Last year's annual meeting of stockholders was attended by the entire Board of Directors.

     "Independent" Directors. The Board of Directors has determined that directors Gebran S. Anton, Joseph E. Catenacci, Salvatore Cottone, Celestina Giles, Joseph F. Jeannette, James T. Mestdagh, Dean S. Petitpren and John W. Stroh, III qualify as "independent" directors in accordance with the NASDAQ Marketplace Rules. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the corporation and has not engaged in various types of business dealings with the corporation. As further required by the NASDAQ Marketplace Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Corporation with regard to each director's business and personal activities as they may relate to the Corporation and its management.

     Board Committees and Charter. The Board of Directors of the Corporation has standing Executive, Audit, Compensation and Nominating Committees. The Board of Directors has adopted a written charter for the compensation, audit and nominating committees, as well as a written code of business conduct and ethics that applies to all of our directors, officers and employees. These documents are posted on our web site at www.communitycentralbank.com under the "Shareholder" link. You may also obtain a copy of these documents free of charge by writing to our Corporate Secretary at Community Central Bank Corporation, 120 North Main Street, Mount Clemens, Michigan 48043, or by calling (586) 783-4500.

     The Audit, Compensation and Nominating Committee members consist of solely independent directors as defined in the NASDAQ Marketplace Rules. In addition, the members of the Audit Committee each qualify as "independent" under standards established by the U.S. Securities and Exchange Commission (the "SEC") for members of audit committees. The Audit Committee also includes at least one independent member who the Board has determined meets the qualifications of an "audit committee financial expert" in accordance with SEC rules. Mr. Cottone is the independent director who has been determined to be an audit committee financial expert.

     Executive Committee. The Executive Committee is comprised of Directors Anton, Cottone, Petitpren, and Widlak (Chairman). The Executive Committee met two times in 2007. The Executive Committee may exercise the full powers and authority of the Board of Directors in the management of the business affairs and property of the Corporation during the intervals between meetings of the Board of Directors. The Executive Committee also has the power and authority to declare distributions and dividends and to authorize the issuance of stock to the extent permitted by Michigan law.

     Audit Committee. During 2007, the Audit Committee was comprised of Directors Cottone (Chairman), Anton, Jeannette and Stroh, III. The Audit Committee met four times during fiscal 2007. The Audit Committee's responsibilities include hiring, terminating or reappointing the Corporation's independent auditors, reviewing the scope of proposed audits and the procedures to be used, and the results of the audits, reviewing the adequacy and effectiveness of accounting and financial controls, and reviewing the entire internal and independent auditing function and the financial statements of the Corporation. The Audit Committee also approves non-audit and audit services to be performed by the independent auditors, reviews and approves all related party transactions for potential conflict of interest situations, and reviews and assesses the adequacy of the Audit Committee charter on an annual basis. The full responsibilities of the audit committee are set forth in its charter, a copy of which is posted on our web site at www.communitycentralbank.com.

     Compensation Committee. During 2007, the Compensation Committee was comprised of Directors Catenacci, Jeannette and Petitpren (Chairman). The Compensation Committee met two times during fiscal 2007. The Compensation Committee reviews overall compensation policies and objectives for the Corporation and the Bank. The Compensation Committee's responsibilities include determining compensation and benefits for officers of the Corporation, based on recommendations of Chief Executive Officer, David A. Widlak, who is not present during voting or deliberations concerning his compensation. The Compensation Committee recommends to the full Board the appropriate level of compensation and the appropriate mix of cash compensation and equity compensation for Board and Board committee service. The Compensation Committee is also responsible for administering the option plans and benefit plans of the Corporation. Under the Corporation's 2002 Incentive Plan, the Compensation Committee may delegate to the Chairman of the Board, the President or to other senior officers of the Corporation any of its duties under the plan, except for its authority to grant awards, or to take other actions with respect to participants who are subject to
Section 16 of the Exchange Act or are "covered employees" as defined in Section 162(m) of the Internal Revenue code of 1986, as amended. The full responsibilities of the Compensation Committee are set forth in its charter, a copy of which is posted on our web site at www.communitycentralbank.com.

     Nominating Committee. During 2007, the Nominating Committee was comprised of Directors Petitpren (Chairman), Cottone, Giles, and Mestdagh. The Nominating Committee met one time during fiscal 2007. The Nominating Committee is responsible for reviewing and making recommendations to the Board of Directors as to its size and composition and recommending to the Board of Directors candidates for election as directors at the annual meetings, and filling any vacancies that may occur between annual meetings. The Nominating Committee will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Nominating Committee in care of Lisa
M. Medlock, Secretary of the Corporation. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements detailed in the Corporation's articles of incorporation. The Nominating Committee has the following responsibilities:

     (i) recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

     (ii) recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

     (iii) review nominations submitted by stockholders, which have been addressed to the Corporation's Secretary, and which comply with the requirements of the Corporation's articles of incorporation and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

     (iv) annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

     (v) perform any other duties or responsibilities expressly delegated to the Committee by the Board.

     The full responsibilities of the nomination committee are set forth in its charter, a copy of which is posted on our web site at www.communitycentralbank.com.

     Communications with the Board of Directors. Stockholders may communicate directly with the Board of Directors, or any individual Board member, by sending written communications to the Corporation, addressed to the Chairman of the Board or such individual Board member.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual compensation for services provided to us by our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended December 31, 2007, as well as one additional executive officer who would have been included in the table but for the fact that he was no longer serving as an executive officer as of December 31, 2007. We refer to the officers listed in the table below as the named executive officers.

                                                                             NONQUALIFIED
                                                                               DEFERRED
                                                           STOCK    OPTION   COMPENSATION     ALL OTHER
                                      SALARY     BONUS    AWARDS    AWARDS     EARNINGS     COMPENSATION     TOTAL
NAME AND PRINCIPAL POSITION   YEAR    ($)(1)      ($)       ($)     ($)(2)        ($)          ($)(3)         ($)
---------------------------   ----   --------   -------   ------   -------   ------------   ------------   --------
David A. Widlak               2007   $307,516        --     --     $ 8,108        $--         $ 26,244     $341,868
   President and CEO of       2006   $299,983   $20,000     --     $18,648        $--         $ 25,991     $364,622
   the Corporation

Ray T. Colonius               2007   $181,395        --     --     $ 3,229        $--         $ 19,691     $204,315
   CFO and Treasurer of       2006   $170,450   $10,000     --          --        $--         $ 20,753     $201,203
   the Corporation and EVP
   and CFO of the Bank

Sam A. Locricchio             2007   $178,720        --     --     $ 3,229        $--         $ 18,284     $200,233
   EVP and Sr. Loan           2006   $167,685   $10,000     --     $ 4,207        $--         $ 18,981     $200,873
   Officer of the Bank

Ronald R. Reed (4)            2007   $132,860        --     --          --        $--         $191,555     $324,415
   Former President and       2006   $220,043   $12,500     --          --        $--         $ 30,725     $263,268
   CEO of the Bank

(1) Includes compensation of $30,000 in cash and $3,021 of Corporation common stock for Mr. Widlak and $17,500 in cash and $3,021 in Corporation common stock for Mr. Reed for service on the Boards of Directors of the Corporation.

(2) Represents the proportionate amount of the total fair value of option awards recognized by the Corporation as an expense in 2007 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2007 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R. The option awards for which expense is shown in this table included the awards granted in prior years for which we continued to recognize expense in 2007. For a discussion of valuation assumptions and any forfeitures that occurred during the year, see Note 13 of the Notes to Consolidated Financial Statements included in the Corporation's annual report on Form 10-K for the year ended December 31, 2007.

(3) The amounts included in this column consist of the following (perquisites and other personal benefits totaling less than $10,000 in the aggregate for a named executive officer are excluded).

                                            DAVID       RAY        SAM        RONALD
                                            WIDLAK   COLONIUS   LOCRICCHIO     REED
                                           -------   --------   ----------   --------
BENEFIT TYPE
401(k) Matching Contribution               $ 9,290    $ 5,743     $ 5,590    $  4,483
ESOP Allocation                                738        738         738         738
Excess Life Insurance Premiums               1,161        609       1,156         924
Severance payment                                                             171,087(b)
Perquisites and Other Personal Benefits:
   Auto Reimbursement/Allowance             13,497     11,163      10,800       9,407
   Other (a)                                 1,558      1,438          --       4,516
                                           -------    -------     -------    --------
Total                                      $26,244    $19,691     $18,284    $191,155
                                           =======    =======     =======    ========

(a) Includes membership dues to a health club for Mr. Widlak and Mr. Colonius, and a country club and business athletic club for Mr. Reed.

(b)  See footnote 4 below.

(4) On July 18, 2007, Community Central Bank Corporation announced the departure of Ronald R. Reed, the President and CEO of the Corporation's subsidiary, Community Central Bank. As part of the full and final release and separation agreement, Mr. Reed received a lump sum distribution of $145,000 less applicable withholding taxes. Additionally, Mr. Reed received a lump sum distribution for unused vacation benefits of $11,087. The health care coverage in the form of COBRA is being paid for 18 months which commenced upon the date of the agreement. Mr. Reed received under a separate agreement $15,000 compensation for the reassignment of ownership of the company paid automobile lease. The total severance package, was expensed in the third quarter of 2007 and reported in the "All Other Compensation" column of the table. Additionally, the full and final release and separation agreement contained a covenant not to compete.

     We have no employment, severance or change in control agreements with our named executive officers. The stock options reported in the table above were granted by the Compensation Committee pursuant to the terms of the 2002 Incentive Plan. All options awarded pursuant to this plan are at an exercise price equal to the fair market value of the Corporation's common stock on the date of grant. Fair market value is defined under the plan as the mean between the highest and lowest sales price per share of the Corporation's common stock as reported on the NASDAQ Stock Market on the date of grant or, if there were no sales reported on the grant date, on the last preceding date on which a sale was reported. In the event an optionee is terminated following a change in control of the Corporation, the vesting period of the options, if any, is accelerated. The options are not transferable except by will or the laws of descent and distribution.

     Mr. Widlak serves as a director on the Corporation's Board of Directors. Under the Corporation's 2002 Incentive Plan, as amended, each director is awarded 300 shares of common stock of the Corporation annually. The awards are made each year, on the first business day of the month following the annual meeting of stockholders, from 2002 through 2010, during the period that the director serves on the Board and are reflected under "Salary" in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth information about all of the outstanding option awards (as adjusted for stock dividends) held by the named executive officers as of December 31, 2007. There were no other outstanding equity awards held at December 31, 2007 by the named executive officers.

                                                             EQUITY
                                                            INCENTIVE
                                                          PLAN AWARDS:
                       NUMBER OF          NUMBER OF         NUMBER OF
                       SECURITIES         SECURITIES       SECURITIES
                       UNDERLYING         UNDERLYING       UNDERLYING     OPTION
                      UNEXERCISED        UNEXERCISED       UNEXERCISED   EXERCISE     OPTION
                        OPTIONS            OPTIONS          UNEARNED       PRICE    EXPIRATION
       NAME         (#) EXERCISABLE   (#) UNEXERCISABLE    OPTIONS (#)      ($)        DATE
       ----         ---------------   -----------------   ------------   --------   ----------
David A. Widlak          14,586                                             6.99    05-13-2012
                          8,509                                             9.82    11-19-2013
                         13,892                                            11.15    11-15-2014
                          9,923                                            11.98    12-01-2015
                          1,103                                            11.98    12-01-2015
                                          12,075(1)                        10.76    12-18-2016
                                          10,000(2)                         7.59    11-27-2017

Ray T. Colonius           5,332                                             4.52    10-02-2010
                          4,534                                             4.30    01-05-2010
                          8,794                                             4.98    04-24-2011
                         15,516                                             4.71    05-07-2011
                          6,078                                             6.99    05-13-2012
                          3,647                                             9.82    11-19-2013
                          5,788                                            11.15    11-15-2014
                          4,410                                            11.98    12-01-2015
                                           4,725(1)                        10.76    12-18-2016
                                           5,000(2)                         7.59    11-27-2017

Sam A. Locricchio         6,078                                             8.28    07-07-2013
                          5,788                                            11.15    11-15-2014
                            551                                            11.98    12-01-2015
                          3,859                                            11.98    12-01-2015
                                           4,725(1)                        10.76    12-18-2016
                                           5,000(2)                         7.59    11-27-2017

(1) The stock options were granted on December 19, 2006 and vest equally over a five year period on each of January 1, 2008, January 1, 2009, January 1, 2010, January 1, 2011 and January 1, 2012.

(2) The stock options were granted on November 28, 2007 and vest equally over a five year period on each of January 1, 2008, January 1, 2009, January 1, 2010, January 1, 2011 and January 1, 2012.

RETIREMENT AND POST-TERMINATION BENEFITS

     The Corporation, through the Community Central Bank Corporation Supplemental Executive Retirement Plan, and the Bank, through the Community Central Bank Supplemental Executive Retirement Plan, provides supplemental retirement benefits to the named executive officers (collectively, the "SERP"). The SERP is designed to provide monthly benefits over a 15-year period to each participant upon his retirement. The SERP is an unfunded plan. The Bank has obtained life insurance policies on the lives of the participants in the SERP as a means of offsetting the costs of providing the benefits under the SERP.

     The annual benefit under the SERP upon retirement is the product of the participant's final average compensation, benefit percentage, and vested percentage. The participant's vested percentage is based on his years of credited service. Each participant's benefit percentage, vesting formula, and years of credited service are set out in the participant's SERP agreement. The SERP agreement may provide for a minimum or maximum SERP benefit amount. If a change in control occurs while the participant is actively employed by the Corporation, then the participant will fully vest in his SERP benefit regardless of his years of credited service.

     Final average compensation is the average of the participant's three highest years of compensation, whether or not such years are consecutive. "Compensation" is defined as the annual cash compensation relating to services performed by a participant for the Bank or the Corporation during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding fringe benefits, stock options, other stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a participant for employment services rendered (whether or not such allowances are included in the participant's gross income).

     The minimum benefit for Mr. Widlak and Mr. Colonius is $75,000 per year paid monthly over a 15 year period upon retirement. The maximum benefit for these individuals is 50% of the average compensation of the three highest years of compensation as previously defined, on an annual basis to be paid monthly over a 15 year period upon retirement. The minimum and maximum benefit for Mr. Locricchio is set at $50,000 per year, paid monthly upon retirement. Participants vest at a rate of 10% for each year of credited service. As of December 31, 2007, Mr. Widlak, Mr. Colonius and Mr. Locricchio had six, eight and five years of credited service, respectively.

     A participant's vested SERP benefit commences upon the later of the date the participant attains age 65, or terminates employment with the Corporation (the "Normal Retirement Date"). The SERP pays monthly payments equal to one-twelfth of the participant's vested annual benefit as determined above. Monthly payments commence on the first day of the month after the participant's Normal Retirement Date, and continue for a specified number of months, typically one hundred and eighty (180). If the participant is a "specified employee" (generally an officer earning over $145,000), his monthly payments may be delayed until 185 days after his termination of employment. At December 31, 2007, each of the executive officers, if they had terminated employment with the Corporation at that date, would have been entitled to annual retirement benefits under the SERP, payable for 15 years commencing at age 65, as follows: Mr. Widlak - $91,974, Mr. Colonius - $67,413, Mr. Locricchio - $25,000. Mr. Reed, the former CEO of Community Central Bank, resigned in July 2007 and will receive an annual benefit of $82,622 for 15 years commencing at age 65.

     In-service distributions are not permitted under the SERP, unless the participant is subject to current taxation with respect to some or all of his SERP benefit, in which case some or all of his vested SERP benefit may be distributed. If the participant dies or is terminated for cause, no benefits are payable under this Plan. In the event of death, however, the participant's beneficiaries may receive a benefit under the Bank's Death Benefit Plan relating to his SERP benefit or the unpaid portion thereof.

     If a participant dies before receiving any retirement benefits under the SERP, then pursuant to the Bank's Death Benefit Plan, his designated beneficiary will be entitled to receive a single lump sum amount equal to the equivalent actuarial value of the participant's SERP benefit plus a tax gross-up amount. If a participant dies after he has begun to receive retirement benefits under the SERP, then pursuant to the Bank's Death Benefit Plan, his designated beneficiary will be entitled to receive a single lump sum amount equal to the equivalent actuarial value of the participant's remaining SERP benefit plus a tax gross-up amount. The tax gross-up amount, which is intended to compensate a participant's beneficiary for federal, state and local income and employment taxes attributable to the participant's death benefit, is equal to 45 percent of the participant's death benefit payment. Under this scenario, at December 31, 2007, the lump sum present value including a tax gross up amount would be as follows:
Mr. Widlak - $842,286, Mr. Colonius - $323,702 and Mr. Locricchio - $213,511.

     If the SERP is terminated, the participant's SERP benefit will be paid to him in a lump sum amount in cash as soon as practicable after the termination. The lump sum amount will be the equivalent actuarial value of the Participant's SERP benefit at the time the Plan is terminated. If the SERP had been terminated as of December 31, 2007, then under that scenario each of the executive officers would have been entitled to receive a lump sum amount, as follows: Mr. Widlak - $1,429,500, Mr. Colonius - $785,814 and Mr. Locricchio - $466,207.

                              DIRECTOR COMPENSATION

NON-EMPLOYEE DIRECTOR COMPENSATION

     The following table sets forth a summary of the compensation we paid to our non-employee directors during 2007:

                      FEES EARNED OR                       NON-EQUITY     NONQUALIFIED
                          PAID IN       STOCK   OPTION   INCENTIVE PLAN     DEFERRED      ALL OTHER
                           CASH        AWARDS   AWARDS    COMPENSATION    COMPENSATION   COMPENSATION    TOTAL
NAME                        ($)        ($)(1)     ($)          ($)          EARNINGS          ($)         ($)
----                  --------------   ------   ------   --------------   ------------   ------------   ------
Gebran S. Anton          26,850         3,021     --           --              --             --        29,871
David E. Bonior           4,000(2)         --     --           --              --             --         4,000
Joseph Catenacci         24,000         3,021     --           --              --             --        27,021
Salvatore Cottone        62,250         3,021     --           --              --             --        65,271
Celestina Giles          25,150         3,021     --           --              --             --        28,171
Bobby L. Hill            16,000            --     --           --              --             --        16,000
Joseph F. Jeannette      33,500         3,021     --           --              --             --        36,521
James T. Mestdagh         4,000            --     --           --              --             --         4,000
Dean S. Petitpren        32,200         3,021     --           --              --             --        35,221
John W. Stroh, III       25,900         3,021     --           --              --             --        28,921

(1) During 2007, each director received 300 shares of unrestricted, fully vested common stock except for James T. Mestdagh who was appointed as a director effective October 26, 2007. The amounts included in the "Stock Awards" column are the amounts of compensation cost recognized by the Corporation in 2007, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 13 of the Notes to Consolidated Financial Statements included in the Corporation's annual report on Form 10-K for the year ended December 31, 2007.

(2)  Mr. Bonior retired from the Board of Directors in February 2007.

(3) Mr. Hill retired from the Board of Directors in April 2007. Amount reported also includes director emeritus fees, which commenced May 2007, of $1,000 a month that will continue until May 2009.

     During 2007, each member of the Board of Directors received a monthly retainer of $2,000, in the aggregate, for services as a director of the Corporation and the Bank. Non-employee directors of the Corporation and the Bank also received compensation for their services as committee members. Non-employee directors of the Executive, Audit, Compensation and Nominating Committees of the Corporation and the Bank each received $500 per meeting attended, except for the Chairman of the Audit Committee who received $2,000 per month, the Chairman of the Compensation Committee who received $500 per month and the Chairman of the Nominating Committee who received $1,000 per meeting attended during 2007.

     Non-employee directors serving on the Bank's Loan and Asset/Liability Committees each received $50 per meeting attended. Director Cottone received $1,000 a month for serving as Chairman of the Board of Community Central Mortgage Company, LLC, the Corporation's mortgage company subsidiary and directors Jeannette and Widlak each received $500 a month for serving as advisory board members to the mortgage company. Under the Corporation's 2002 Incentive Plan, as amended, each director is awarded 300 shares of common stock of the Corporation annually. The awards are made each year, on the first business day of the month following the annual meeting of stockholders, from 2002 through 2010, during the period that the director serves on the Board.

     All director related fees earned by Mr. Widlak and Mr. Reed during 2007 are reported in the salary column of the Summary Compensation Table under "Executive Compensation."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has had, and expects to have in the future, loans and other banking related transactions in the ordinary course of business with the Corporation's directors, executive officers, and principal stockholders and their associates. All such transactions (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with persons not related to the Bank, and (iii) in the opinion of management, do not involve more than the normal risk of collectibility, or present other unfavorable features. All loans made by the Bank to its directors and officers are subject to federal banking regulations restricting loan and other transactions with affiliated persons of the Bank. As of December 31, 2007, the Bank had outstanding 41 loans to the directors and executive officers of the Corporation, totaling approximately $7.3 million in the aggregate, with an additional $3.1 million under commitments. All outstanding loans to directors and executive officers were performing in accordance with their terms at December 31, 2007.

     David Widlak, the Corporation's President and Chief Executive Officer and a Director of the Corporation and the Bank, serves, without compensation, as Of Counsel to the law firm of O'Reilly Rancilio PC, Sterling Heights, Michigan, which serves as local counsel to the Bank.

             SELECTION OF AND RELATIONSHIP WITH INDEPENDENT AUDITOR

     The Audit Committee of the Board of Directors has appointed Plante & Moran, PLLC as the Corporation's principal independent auditor for the year ending December 31, 2008. In making its determination to appoint Plante & Moran, PLLC as the Corporation's independent auditors for the 2008 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2007 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors' independence. Representatives of Plante & Moran, PLLC plan to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by stockholders. The Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interest of the Corporation and its stockholders.

INDEPENDENT AUDITING FIRM FEES

     Plante & Moran, PLLC was the Corporation's principal auditor for fiscal 2007 and 2006. The aggregate fees billed to the Corporation by Plante & Moran, PLLC and its affiliates for the fiscal years ended December 31, 2007 and 2006 were as follows:

                                Year Ended
                               December 31,
                           -------------------
                             2007       2006
                           --------   --------
Audit Fees..............   $ 93,275   $104,970
Audit Related Fees(1)...     16,450      8,875
Tax Fees(2).............     33,120     21,870
All Other Fees(3).......     16,025      2,325
                           --------   --------
   Total................   $158,870   $138,040
                           ========   ========

----------
(1) Primarily for services related to research on accounting issues during 2007 and 2006.

(2) Primarily for tax compliance, tax advice, tax return preparation services and correspondence with the IRS. The fees reported for both years also include tax consulting related services.

(3) Primarily for Sarbanes-Oxley 404 facilitation and compliance procedures on BSA in 2007.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

     In compliance with Sarbanes, our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. The engagement of Plante & Moran, PLLC to render 100 percent of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

                          REPORT OF THE AUDIT COMMITTEE

     The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Corporation filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this report by reference.

     Management has the primary responsibility for the financial statements and the reporting process, including the Corporation's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2007 with management, including a discussion of the quality and the acceptability of the Corporation's financial reporting and controls.

     The Audit Committee has also discussed with the Corporation's independent auditors, Plante & Moran, PLLC, which firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Corporation's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 Communications with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications. The Audit Committee also received written disclosures and the letter from Plante & Moran, PLLC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, disclosing the matters that, in the auditor's judgment, may reasonably be thought to bear on the auditors' independence from the Corporation, and has discussed with Plante & Moran, PLLC their independence from the Corporation. The Audit Committee has also considered the compatibility of the providing of non-audit services with maintaining the auditors' independence.

     In fulfilling its oversight responsibility of reviewing the services performed by the Corporation's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of independent auditors and the fees paid by the Corporation for such services. The Audit Committee also discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits and the fees paid by the Corporation for such services. The Audit Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

     The Corporation's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 ("Sarbanes"). Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Corporation's Board of Directors:

                                        Gebran S. Anton
                                        Salvatore Cottone
                                        Joseph F. Jeannette
                                        John W. Stroh, III

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on our review of copies of reports filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from persons required to file such reports, we believe that all filings required to be made were timely made in accordance with the requirements of the Securities Exchange Act of 1934.

                  STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

     Any proposal submitted by a stockholder for the 2009 annual meeting of stockholders should be sent to Lisa Medlock, Corporate Secretary, at 120 North Main Street, PO Box 7, Mount Clemens, MI 48046-0007. Proposals must be received by November 24, 2008, in order to be eligible to be included in the Corporation's proxy statement for that meeting. Stockholder proposals to be considered for presentation at next year's annual meeting, although not included in the proxy statement must be received at our executive office at least 10 days prior to the date of the annual meeting.

     All stockholder proposals for inclusion in the Corporation's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in proxy materials), the Corporation's articles of incorporation and bylaws and Michigan law.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters to be brought before the annual meeting. If other matters are presented upon which a vote may properly be taken, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

(COMMUNITY CENTRAL BANK CORPORATION LOGO)                                               [BARCODE]

                                                                                        [BARCODE]                         C123456789

                                                               000004                      000000000.000000 ext 000000000.000000 ext
                                                                                           000000000.000000 ext 000000000.000000 ext
                                                                                           000000000.000000 ext 000000000.000000 ext

[BARCODE]   MR A SAMPLE
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BARCODE]

Using a BLACK INK pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.   [X]

ANNUAL MEETING PROXY CARD

                - PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -
------------------------------------------------------------------------------------------------------------------------------------

A    ELECTION OF DIRECTORS (EACH FOR A 3-YEAR TERM) -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.

1. Election of Directors:   FOR   WITHHOLD                              FOR   WITHHOLD                             FOR   WITHHOLD
                                                                                                                                   +
01 - Gebran S. Anton        [ ]     [ ]      02 - Joseph F. Jeannette   [ ]     [ ]      03 - John W. Stroh, III   [ ]      [ ]

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or at any adjournment(s) thereof.

B    NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
----------------------------------------------------------------    ----------------------------------------------------------------


----------------------------------------------------------------    ----------------------------------------------------------------

C    AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized person who should state his or her title.

Date (mm/dd/yyyy) -- Please print            Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
date below.                                  within the box.                            within the box.
------------------------------------------   ----------------------------------------   --------------------------------------------
            /           /
           /           /
          /           /
------------------------------------------   ----------------------------------------   --------------------------------------------

                                             C1234567890                JNT      MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
[BARCODE]                                    30 BV                  0168531      MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                                                                 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +

(STOCK#)   00UKMC

Dear Stockholder,

Please take note of the important information enclosed with this proxy card. You are requested to vote on the election of directors as discussed in the enclosed proxy materials. Your board of directors recommends that you vote "FOR" all of the nominees.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date the card, detach it, and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 15, 2008.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

David A. Widlak
President and Chief Executive Officer

-  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN
                             THE ENCLOSED ENVELOPE. -
--------------------------------------------------------------------------------

(COMMUNITY CENTRAL BANK CORPORATION LOGO)

PROXY -- COMMUNITY CENTRAL BANK CORPORATION

120 North Main Street
Mount Clemens, MI 48043

ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 2008
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Celestina Giles and Dean S. Petitpren, or either of them, with full power of substitution in each, as proxies to vote all of the shares of common stock of Community Central Bank Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Community Central Bank Corporation to be held at the Best Western Concorde Inn, 44315 Gratiot Avenue, Clinton Township, Michigan 48036, on Tuesday, April 15, 2008, at 9:00 a.m., or at any adjournment or postponement thereof, as follows on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. SHOULD A NOMINEE BE UNABLE TO SERVE AS A DIRECTOR, AN EVENT THAT WE DO NOT ANTICIPATE, THE PERSONS NAMED IN THIS PROXY RESERVE THE RIGHT, IN THEIR DISCRETION, TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE CORPORATION.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE, AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.